UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2008

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-135006) filed by Wells Fargo & Company (“Wells Fargo”) with the Securities and Exchange Commission (the “Commission”). In connection with the potential remarketing of its $3,000,000,000 original principal amount of Floating Rate Convertible Senior Debentures due 2033 (the “Debentures”), Wells Fargo hereby files with the Commission: (i) the Indenture between Wells Fargo and Citibank, N.A. (“Citibank”) dated as of April 15, 2003; (ii) the First Supplemental Indenture between Wells Fargo and Citibank dated as of November 8, 2004; and (iii) the Second Supplemental Indenture between Wells Fargo and Citibank dated as of April 1, 2008.

(d)	Exhibit

4.1	Indenture between Wells Fargo & Company and Citibank, N.A. dated as of April 15, 2003 (incorporated by reference to Exhibit 4(w) to Wells Fargo’s Registration Statement on Form S-3 (File No. 333-105939) filed June 6, 2003).

4.2	First Supplemental Indenture between Wells Fargo & Company and Citibank, N.A. dated as of November 8, 2004 to Indenture dated as of April 15, 2003 (incorporated by reference to Exhibit 4(bb) to Wells Fargo’s Post-Effective Amendment No. 14 to Registration Statement on Form S-3 (File No. 333-105939) filed November 9, 2004).

4.3	Second Supplemental Indenture between Wells Fargo & Company and Citibank, N.A. dated as of April 1, 2008 to Indenture dated as of April 15, 2003, as supplemented by First Supplemental Indenture dated as of November 8, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 22, 2008.

WELLS FARGO & COMPANY

By	/s/ Richard D. Levy
Richard D. Levy
Executive Vice President and Controller

[Form 8-K]

Index to Exhibits

Exhibit No.	Description	Method of Filing
4.1	Indenture between Wells Fargo & Company and Citibank, N.A. dated as of April 15, 2003 (incorporated by reference to Exhibit 4(w) to Wells Fargo’s Registration Statement on Form S-3 (File No. 333-105939) filed June 6, 2003).	Incorporated by Reference

4.2	First Supplemental Indenture between Wells Fargo & Company and Citibank, N.A. dated as of November 8, 2004 to Indenture dated as of April 15, 2003 (incorporated by reference to Exhibit 4(bb) to Wells Fargo’s Post-Effective Amendment No. 14 to Registration Statement on Form S-3 (File No. 333-105939) filed November 9, 2004).	Incorporated by Reference

4.3	Second Supplemental Indenture between Wells Fargo & Company and Citibank, N.A. dated as of April 1, 2008 to Indenture dated as of April 15, 2003, as supplemented by First Supplemental Indenture dated as of November 8, 2004.	Electronic Transmission